Exhibit 10.16 Automobile Lease Agreement between Better Solutions, Inc. and GMAC

                   GMAC SMARTLEASE AGREEMENT - MONTHLY PAYMENT

LESSEE (and CO-LESSEE)     ("You") name and address, including county
BETTER SOLUTIONS, INC.
LIANE MCDONALD
3007 WEDGEWOOD CT
MURRYSVILLE, PA 15668
WESTMORELAND

LESSOR (Retailer)
#1 COCHRAN OF MONROEVILLE
4200 WM PENN HWY
MONROEVILLE, PA 15146

This is an agreement to lease a vehicle. This is not a purchasing agreement. You are not buying the vehicle. By signing this lease, you agree to everything on the front and back. "We," "us," and "our" refer to Lessor named above and any assignee. An "assignee" is a person to whom this lease is assigned (if it is assigned).

                          THE VEHICLE YOU ARE LEASING

New/Used:         New
Year:             2002
Make & Model:     Cadillac Escalade
Body Style:       4DR SP
Vehicle ID#:      1GYEK63N82R271620
Mileage:          12
Primary Use:      Personal, Family or Household

                    FEDERAL CONSUMER LEASING ACT DISCLOSURES

Amount Due at Lease Signing or Delivery (Itemized Below)*             $2,534.63
Monthly Payments: Your first monthly payment of $871.88 is due on 06/24/02, followed by 35 payments of $871.88 due on the 24th of each month. The total of your monthly payments is $31,387.68.
Other Charges (not part of your monthly payment)
         Disposition fee (if you do not purchase the vehicle) $N/A
         Total                                                $N/A
Total of Payments (The amount you will have paid by the end of the lease.) $33,050.43

*Itemization of Amount Due at Lease Signing or Delivery

Amount Due at Lease Signing or Delivery:
Capitalized cost reduction                  $1,500.00
First monthly payment                       $  871.88
Refundable security deposit                 $  N/A
Title fees                                  $   36.00
Registration fees                           $  126.75
Sales/use tax                               $  N/A
Total                                       $2,534.63

How the Amount Due at Lease Signing or Delivery will be paid:
Net trade-in allowance                      $
Rebates and noncash credits                 $1500.00
Amount to be paid in cash                   $1034.63
Total                                       $2,534.63

Your monthly payment is determined as shown below:

Gross capitalized cost. The agreed upon value of the vehicle ($51,470.00) and any items you pay for over the lease term (such as service contracts, insurance,
and any outstanding prior credit or lease balances)    $ 52,065.00
Capitalized cost reduction. The amount of any net trade-in allowance, rebate, noncash credit, or cash you pay that reduces the gross capitalized cost
                                                     -   $1,500.00
Adjusted capitalized cost. The amount used in calculating your base monthly
payment                                              =  $50,565.00
Residual value. The value of the vehicle at the end of the lease used in
calculating your base monthly payment                -  $26,445.30
Depreciation and any amortized amounts. The amount charged for the vehicle's decline in value through normal use and for other items paid over the lease term
                                                     =  $24,119.70
Rent charge.  The amount charged in addition to the depreciation and any
amortized amounts                                    +   $4,676,34
Total of base monthly payments.  The depreciation and any amortized amounts
plus the rental charge                               =  $28,796.04
Lease term.  The number of months in your lease      /          36
Base monthly payment                                 =     $799.89
Monthly sales/use tax (estimated)                    +     $ 71.99
Total monthly payment                                =     $871.88

Early Termination. You may have to pay a substantial charge if you end this lease early. The charge may be up to several thousand dollars. The actual charge will depend on when the lease is terminated. The earlier you end the lease, the greater this charge is likely to be.

Excessive Wear and Use. You may be charged for excessive wear based on our standards for normal use and for mileage in excess of 12000 miles per year at the rate of $20 per mile.
Purchase Option at End of Lease Term. You have an option to buy the vehicle at the end of the lease term for $26,445.30, plus official fees and taxes.
Other Important Terms. See your lease documents for additional information on early termination, purchase options and maintenance responsibilities, warranties, late and default charges, and insurance.

1.  ITEMIZATION OF GROSS CAPITALIZED COST.
Agreed upon value of the vehicle                                  $51,470.00
GMAC administrative fee                                      +    $   595.00
License/registration/title fees                              +       $N/A
Sales tax                                                    +       $N/A
Other tax (described)                                        +       $N/A
Optional service contract                                    +       $N/A
Optional life insurance                                      +       $N/A
Optional disability insurance                                +       $N/A
Gross Capitalized Cost                                       =    $52,065.00

2.  THE VEHICLE YOU ARE TRADING.   (year)   (make)   (model)
Gross trade-in value                                                 $N/A
Payoff                                                       -       $N/A
Net trade-in value                                           =       $N/A

3. OFFICAL FEES AND TAXES. You will pay all government license, title, registration, testing, and inspection fees for the vehicle. You will pay all taxes on the lease or the vehicle that the government levies on you, the vehicle, or us (except our net income taxes). We may change your monthly payment if taxes change. We may bill you separately for official fees and taxes.

TOTAL ESTIMATED FEES AND TAXES YOU MUST PAY DURING
LEASE                                                             $2,803.14
Title fees                                                        $   22.50
Registration fees                                                 $  108.00
License fees                                                      $   81.00
Sales/use taxes (including tax on capitalized cost reduction)     $2,591.64
Excise taxes                                                      $  N/A
Personal property taxes                                           $  N/A
Other (describe)                                                  $  N/A

4. LATE CHARGE. If you do not pay a monthly payment in full within 10 days after it is due, you will pay a late charge of 5% of the part of the payment that is late.

5.  EXCESS MILEAGE CHARGE.  The total allowed mileage on the odometer at lease end is:
Starting odometer mileage                                         12 miles
Base mileage allowance                                   +     36000 miles
Purchased extra miles                                    +     _____ miles
Total allowed mileage                                    =     36012 miles.

You are paying $N/A for extra miles. At scheduled lease end, we will credit you with $N/A per mile for each unused extra mile you purchased. There will be no credit if the lease ends early, you buy the vehicle, or the vehicle is a total loss.

The excess mileage charge is $.20 per mile for each mile beyond 36012 miles. If the lease ends early, any excess mileage and wear charge will not be more than residual value minus the vehicle sales price. There is no excess mileage charge if you buy the vehicle.

6. CHARGE FOR FINES. If the government places a fine on the vehicle and you do not pay it promptly, we may pay it. Each time we pay a fine, you will pay us the fine plus $20.

7. OPTIONAL LIFE AND DISABILITY INSURANCE. We do not require life or disability insurance. If you sign below, we will try to get the coverage(s) checked for the lease term. We will include the premium in your base monthly payment. A notice you receive when you sign this lease describes the coverage(s). The insurance may not cover taxes and other amounts due besides the base monthly payment

Insurer Name      ________
Address  ________
__ Life Insurance (__ Lessee  __ Co-Lessee  __ Both) Premium               $N/A
                                                     Coverage limit        $N/A
__ Disability Insurance (Lessee Only)                Premium               $N/A
                                                     Monthly Coverage Limit$N/A
Lessee's Signature _____________________    Age_______
Co-Lessee's Signature _____________________ Age_______

8.  WARRANTY AND EXCLUSION OF WARRANTY.  You have the benefit of any warranty checked below.
_X_ Standard manufacturer's warranty
___
Warranty papers that are separate from this lease state any coverage limits.
We are giving you a warranty that the vehicle conforms to the description in this lease.
THERE ARE NO OTHER EXPRESS WARRANTIES ON THE VEHICLE. WE MAKE NO IMPLIED
WARRANTY OF MERCHANTABILITY. THERE IS NO WARRANTY THAT THE VEHICLE IS FIT FOR
A PARTICULAR PURPOSE.

9.  OPTIONAL SERVICE OR MAINTENANCE CONTRACT.
Name _____________________
Term _____ months, ___________ miles.
If you are buying a service or maintenance contract now, you may pay for it at lease signing.  If you do not, the price will be included in the capitalized cost, and you will pay rent charges on the price.

10. ASSIGNMENT BY LESSOR.
__ If this box is checked, Lessor (Retailer) will assign this lease and sell the vehicle to General Motors Acceptance Corporation ("GMAC").
__ If this box is checked, GMAC helped to arrange this lease and Lessor
(Retailer) will assign it and sell the vehicle to Central Originating Lease
Trust.
__ If this box is checked, Lessor (Retailer) will assign this lease and sell the vehicle to ________.
__ If this box is checked, Lessor (Retailer) intends not to assign this lease.
The assignee may designate Vehicle Asset Universal Leasing Trust, or its trustee, as agent to hold title for the benefit of the assignee on the vehicle's certificate of title and/or registration.

The sale and assignment will not be considered to change materially your duties, burden, or risk under this lease. Neither the assignee nor Vehicle Asset
Universal Leasing Trust will have to make any repairs to the vehicle, get any insurance, or perform any services. Lessor has agreed to perform under this lease. You will look only to Lessor for these services.

After assignment, GMAC will service this lease, if GMAC is the assignee or if
GMAC helped to arrange this lease. You must then make all payments to GMAC (for its or the assignee's account) or as otherwise directed. If we assign this lease, you will not receive notice of assignment.

THIS IS THE ENTIRE AGREEMENT. This lease contains the entire agreement between you and us relating to the lease of the vehicle. Any change to the terms of this lease must be in writing and signed by you and us. No oral changes are binding.
We may delay or refrain from enforcing any of our rights under this lease without losing them. Lessee (and Co-Lessee) initials __________.

NOTICE TO LESSEE. 1. DO NOT SIGN THIS AGREEMENT BEFORE YOU READ IT.
                  2. YOU ARE ENTITLED TO A COPY OF THIS AGREEMENT.

YOU SIGNED THIS AGREEMENT AND RECEIVED A COPY AT PITTSBURGH, PA ON JUNE 24TH,
2002.

LESSEE: BETTER SOLUTIONS, INC.     By:____________ Co-Lessee: Diane McDonald

LESSOR: #1 COCHRAN OF MONROEVILLE  By: ___________ Title: __________________

Lessor assigns all right, title, and interest in this lease to the party identified in this lease as the intended assignee, under the terms of the lease plan dealer agreement as in effect from time to time with the assignee ("Dealer
Agreement"). Lessor also assigns all right, title, and interest in the leased vehicle to the party identified in this lease as the intended assignee, or its designee, under the terms of the Dealer Agreement.

LESSOR: #1 COCHRAN OF MONROEVILLE By: ___________ Title: __________________

SEE OTHER SIDE FOR OTHER IMPORTANT AGREEMENTS INCLUDING A PROHIBITION OF
TRANSFER OF YOUR INTEREST.